CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Financial Highlights” in the Prospectus and “Auditors” in the Statement of Additional Information and to the incorporation by reference of our report on UBS S&P 500 Index Fund dated July 12, 2005 in this Registration Statement (Form N-1A Nos. 333-27917 and 811-08229) of UBS Index Trust.

ERNST & YOUNG LLP

New York, New York
September 26, 2005